Financial Statements UBS Life Insurance Company USA Separate Account Year Ended December 31, 2016 With Report of Independent Registered Public Accounting Firm

UBS Life Insurance Company USA Separate Account

Financial Statements

Year Ended December 31, 2016

Report of Independent Registered Public Accounting Firm

The Board of Directors Of UBS Life Insurance Company USA Separate Account

We have audited the accompanying statement of assets and liabilities of UBS Life Insurance Company USA Separate Account (the “Account”), comprising the following divisions, Growth and Income, Growth, International Growth, Balanced Wealth Strategy, and Intermediate Bond, as of December 31, 2016, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each division of UBS Life Insurance Company USA Separate Account as of December 31, 2016, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Ernst & Young LLP

April 24, 2017

UBS Life Insurance Company USA Separate Account

Statements of Assets and Liabilities

December 31, 2016
	Growth and Income Division	Growth Division	International Growth Division	Balanced Wealth Strategy Division	Intermediate Bond Division
Assets
Investments in shares of mutual funds, at market	$131,515	$888,958	$328,994	$202,863	$20,787

Liabilities	–	–	–	–	–
Net Assets	$131,515	$888,958	$328,994	$202,863	$20,787

Net Assets
Accumulation units with early withdrawal charges	$71,501	$872,189	$323,987	$192,948	$12,760
Accumulation units without early withdrawal charges	55,138	13,616	1,723	–	1,198
Contracts in the annuitization period with early withdrawal charges	–	3,153	–	6,352	–
Contracts in the annuitization period without early withdrawal charges	4,876	–	3,284	3,563	6,829
Total net assets	$131,515	$888,958	$328,994	$202,863	$20,787

Investment in shares of mutual funds, at cost	$93,178	$624,439	$334,538	$234,362	$22,281
Shares of mutual funds owned	4,213.869	31,805.309	18,973.131	19,246.928	1,951.866

Accumulation units with early withdrawal charges:
Units oustanding	1,675.610	30,170.668	20,396.737	6,750.970	712.431
Unit value	$42.67	$28.91	$15.88	$28.58	$17.91

Accumulation units without early withdrawal charges:
Units outstanding	1,307.724	493.730	123.374	–	69.600
Unit value	$42.16	$27.58	$13.97	$27.60	$17.21

Contracts in the annuitization period with early withdrawal charges:
Units Outstanding	–	104.721	–	213.152	–
Unit value	$44.43	$30.11	$16.56	$29.80	$18.67

Contracts in the annuitization period without early withdrawal charges:
Units Outstanding	112.755	–	229.206	125.833	386.807
Unit value	$43.24	$28.27	$14.33	$28.32	$17.65

See accompanying notes.

 UBS Life Insurance Company USA Separate Account

Statements of Operations

Year Ended December 31, 2016
	Growth and Income Division	Growth Division	International Growth Division	Balance Wealth Strategy Division	Intermediate Bond Division
Income:
Dividends	$1,236	$–	$–	$4,135	$670
Expenses:
Mortality and risk expense	2,031	14,070	5,525	3,192	354
Net investment income / (loss)	(795)	(14,070)	(5,525)	943	316

Realized gain / (loss) on investments:
Realized gain / (loss) on sale of fund shares	871	5,064	206	(3,761)	(86)
Realized gain distributions	7,384	101,735	–	13,237	281
Total realized gain / (loss) on investments	8,255	106,799	206	9,476	195

Change in unrealized appreciation/
(depreciation) of investments	3,929	(97,131)	(24,690)	(5,507)	154
Net increase / (decrease) in net assets from operations	$11,389	$(4,402)	$(30,009)	$4,912	$665

See accompanying notes.

UBS Life Insurance Company USA Separate Account

Statements of Changes in Net Assets

Year Ended December 31, 2016

	Growth and Income Division		Growth Division		International Growth Division
	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(795)	$(240)	$(14,070)	$(20,538)	$(5,525)	$(4,765)
Net realized gain (loss) on investments	8,255	6,832	106,799	723,447	206	998
Change in unrealized appreciation/
depreciation of investments	3,929	(8,081)	(97,131)	(584,248)	(24,690)	(8,886)
Net increase (decrease) in net assets
from operations	11,389	(1,489)	(4,402)	118,661	(30,009)	(12,653)

Contract transactions:
Contract distributions and terminations	–	(2,759)	–	(954,764)	–	(2,639)
Transfer payments (to) from other divisions	–	–	–	–	–	–
Actuarial adjustment in reserves for
currently payable annuity contracts	(946)	(22,945)	(253)	(19,852)	(716)	(788)
Net (decrease) in net assets from
contract transactions	(946)	(25,704)	(253)	(974,616)	(716)	(3,427)
Total (decrease) in net assets	10,443	(27,193)	(4,655)	(855,955)	(30,725)	(16,080)

Net assets at beginning of year	121,072	148,265	893,613	1,749,568	359,719	375,799
Net assets at end of year	$131,515	$121,072	$888,958	$893,613	$328,994	$359,719

See accompanying notes.

UBS Life Insurance Company USA Separate Account

  Statement of Changes in Net Assets (Continued)

	Balanced Wealth Strategy Division		Intermediate Bond Division
	2016	2015	2016	2015
Increase (decrease) in net assets from operations:
Net investment income (loss)	$943	$1,570	$316	$(848)
Net realized gain (loss) on investments	9,476	17,956	195	(150)
Change in unrealized appreciation/
(depreciation) of investments	(5,507)	(19,844)	154	2,094
Net increase (decrease) in net assets
from operations	4,912	(318)	665	1,096

Contract transactions:
Contract distributions and terminations	(15,000)	(10,000)	–	(279,229)
Transfer payments (to) from other divisions	–	–	–	–
Actuarial adjustment in reserves for
currently payable annuity contracts	(1,231)	(20,336)	(1,423)	(21,344)
Net (decrease) in net assets from
contract transactions	(16,231)	(30,336)	(1,423)	(300,573)
Total (decrease) in net assets	(11,319)	(30,654)	(758)	(299,477)

Net assets at beginning of year	214,182	244,836	21,545	321,022
Net assets at end of year	$202,863	$214,182	$20,787	$21,545

See accompanying notes.

UBS Life Insurance Company USA Separate Account

Notes to Financial Statements

1. Organization

UBS Life Insurance Company USA Separate Account (the “Account”), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by UBS Life Insurance Company USA (the “Company”), a wholly owned subsidiary of PaineWebber Life Holdings, Inc., which is a wholly owned subsidiary of UBS Americas Inc. (“UBS Americas”) which is a wholly owned subsidiary of UBS Americas Holding LLC (“UBSAHL"). UBSAHL was established in order to become the intermediate holding company for all United States subsidiaries of UBS Group AG pursuant to the new rules enacted for foreign banks in the United States. UBSAHL is a wholly owned subsidiary of UBS Group AG.

The Account exists in accordance with the rules and regulations of the California Insurance Department as a funding vehicle for individual variable annuity contracts issued by the Company.

At the direction of eligible contract owners, the Account invests in five investment divisions which, in turn, own shares of the following portfolios (the “Funds”) of Alliance Bernstein Variable Products Series Fund, Inc., an open-end registered investment company (mutual fund):

Division	Invests Exclusively in Shares of

Growth and Income	Growth and Income Portfolio
Growth	Growth Portfolio
International Growth	International Growth Portfolio
Balanced Wealth Strategy	Balanced Wealth Strategy Portfolio
Intermediate Bond	Intermediate Bond Portfolio

UBS Life Insurance Company USA Separate Account

Notes to Financial Statements (continued)

1. Organization (continued)

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company or its affiliates may conduct.

The Company has elected to terminate sales efforts of the variable annuities. As a result, the Account is no longer available to new contract owners; however, existing contract owners may continue to allocate existing funds between divisions and add funds.

2. Significant Accounting Policies

Investment Operations

Investments are stated at the closing net asset values per share of each of the respective portfolios, which value their investment securities at fair value. The average-cost method is used to determine realized gains and losses and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized gain distributions are taken into income on an accrual basis as of the ex- dividend date and are automatically reinvested in additional shares of the underlying mutual fund.

Annuity Reserves

Net assets allocated to contracts in the annuitization (payout) period are computed according to the Individual Annuity Valuation 1983 Table using an assumed interest rate of 4%. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Presentation

Variable annuity contracts are exempt from presenting a statement of cash flow statement under Accounting Standards Codification (“ASC”) 230-10-15.

UBS Life Insurance Company USA Separate Account

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosed in the accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Fair Value

The Account follows Financial Accounting Standards Board (“FASB”) ASC 820, which defines fair value, establishes a framework for measuring fair value, and establishes a fair value hierarchy which prioritizes the inputs to valuation techniques. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

All financial instruments at fair value are categorized into one of three fair value hierarchy levels, based upon the lowest level input that is significant to the financial institutions fair value measurement in its entirety:

·	Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets (that the Company can access at the measurement date).
·	Level 2: Valuation techniques for which all significant inputs are market observable, either directly or indirectly.
·	Level 3: Valuation techniques which include significant inputs that are not based on observable market data.

The Account’s investments in the Funds are valued in accordance with the fair value accounting standards hierarchy as Level 2. The Funds are not considered Level 1 as they are not traded in an active market; rather the Account purchases and redeems shares at net asset value. There were no transfers into or out of Level 2 during the year.

Recent Accounting Standards

Adopted in 2016

In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements – Going Concern (Subtopic ASC 205-40) ("ASU 2014-15"). This amendment requires management to evaluate whether there is substantial doubt about an entity's ability to continue as a going concern and, if so, to disclose that fact. Management will also be required to evaluate and disclose whether it plans to alleviate that doubt. This amendment was effective for fiscal years ending after December 15, 2016, and interim periods with annual periods beginning after December 15, 2016. The adoption of ASU 2014-15 did not have a material impact on the financial statements.

UBS Life Insurance Company USA Separate Account

Notes to Financial Statements (continued)

Pending Adoption

In January 2016, the FASB issued ASU 2016-01, Financial Instruments —Overall (Subtopic 825-10) Recognition and Measurement of Financial Assets and Financial Liabilities ("ASU 2016-01").The amendment is intended to improve the recognition and measurement of financial instruments. This amendment is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The adoption of ASU No. 2016-01 is currently being assessed as to the impact on the financial statements.

The FASB recently issued Accounting Standards Update 2015-07 (“ASU2015-07”), Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or its Equivalent).  The ASU impacts reporting entities that measure an investment’s fair value using the net asset value per share (or an equivalent), the amendments in ASU 2015-07 eliminate the requirement to classify the investment within the fair value hierarchy. Public entities can apply the amendments in ASU No. 2015-07 for fiscal years starting after December 15, 2015, and the interim periods within. The amendments were effective for all other entities for fiscal years starting after December 15, 2016. The adoption of ASU No. 2015-07 is currently being assessed as to the impact on the financial statements.

3. Expenses

The Company is compensated for mortality, distribution, and expense risks and enhanced death benefits by a charge equivalent to an annual rate of 1.60% (1.40% for contracts in the annuitization period) of the asset value of each contract sold subject to early withdrawal charges and 1.77% (1.65% for contracts in the annuitization period) of the asset value of each contract sold not subject to early withdrawal charges.

An annual contract administration charge of $30 may be deducted on the first valuation date on or after each contract anniversary prior to the annuity date. However, the Company has waived this charge. A transfer charge of $10 may be imposed on each transfer between divisions (portfolios) of the account in excess of 12 in any contract year. However, the Company has also waived this charge until further notice. A withdrawal transaction charge of the lesser of $25 or 2% of the amount withdrawn will be imposed on each withdrawal in excess of two withdrawals per contract per year. Contracts sold subject to early withdrawal charges are assessed a charge equal to 5% of the amount withdrawn for purchase payments made within a five-year period following the date the payment was received.

4. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law or operations. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

UBS Life Insurance Company USA Separate Account

Notes to Financial Statements (continued)

5. Financial Highlights - Purchases and Sales of Investment Securities

The aggregate cost of purchases (including Dividends reinvested) and proceeds from sales of investments were as follows during the year ended December 31, 2016:

Division	Cost of Purchases	Proceeds From Sales

Growth and Income	$8,621	$3,025
Growth	102,457	15,702
International Growth	–	6,466
Balanced Wealth Strategy	19,080	21,268
Intermediate Bond	951	1,791

6. Financial Highlights - Changes in Units Outstanding

Transactions in units were as follows for each of the years ended December 31, 2016:

	2016			2015
Division	Purchased	Redeemed	Net Decrease	Purchased	Redeemed	Net Decrease

Growth and Income	-	23	(23)	-	699	(699)
Growth	29	38	(9)	30	33,908	(38,878)
International Growth	-	47	(47)	-	197	(197)
Balanced Wealth Strategy	65	688	(623)	68	1,176	(1,108)
Intermediate Bond	-	80	(80)	-	16,942	(16,942)

UBS Life Insurance Company USA Separate Account

Notes to Financial Statements (continued)

7. Financial Highlights - Unit Value
The following summarizes units outstanding, unit values, and net assets at December 31, 2016, 2015, 2014, 2013 and 2012 investment income ratios and expense, investment income rating, and total return ratios for the years then ended:

Division	Units	Unit Value	Net Assets (000s)	Investment Income Ratio(1)	Ratio of Expenses to Average Net Assets(2)	Total Return(3)

Growth and Income
Accumulation units with early withdrawal charges:
2016	1,676	$42.67	$72	1.01%	1.60%	9.53%
2015	1,675	38.96	65	1.50	1.60	0.10
2014	2,308	38.92	90	1.32	1.60	7.81
2013	6,204	36.10	224	1.71	1.60	32.82
2012	8,801	27.18	239	1.37	1.60	15.66

Accumulation units without early withdrawal charges:
2016	1,308	$42.16	$55	1.01%	1.77%	9.34%
2015	1,308	38.56	50	1.50	1.77	(0.08)
2014	1,350	38.59	52	1.32	1.77	7.61
2013	1,350	35.86	48	1.71	1.77	32.62
2012	1,350	27.04	37	1.37	1.77	15.46

Contracts in the annuitization period with early withdrawal charges:
2016	-	$44.43	$-	1.01%	1.40%	9.62%
2015	-	40.53	-	1.50	1.40	0.30
2014	-	40.41	-	1.32	1.40	8.02
2013	-	37.41	-	1.71	1.40	33.08
2012	-	28.11	-	1.37	1.40	15.87

Contracts in the annuitization period without early withdrawal charges:
2016	113	$43.24	$5	1.01%	1.65%	9.48%
2015	136	39.50	5	1.50	1.65	0.03
2014	160	39.49	6	1.32	1.65	7.75
2013	185	36.65	5	1.71	1.65	32.79
2012	212	27.60	5	1.37	1.65	15.58

Growth
Accumulation units with early withdrawal charges:
2016	30,171	$28.91	$872	0.00%	1.60%	(0.48)%
2015	30,171	29.05	876	0.00	1.60	7.31
2014	64,038	27.07	1,734	0.00	1.60	11.49
2013	68,016	24.28	1,651	1.80	1.60	31.88
2012	85,578	18.41	1,575	0.06	1.60	12.05

UBS Life Insurance Company USA Separate Account

Notes to Financial Statements (continued)

7. Financial Highlights - Unit Value (continued)

Division	Units	Unit Value	Net Assets (000s)	Investment Income Ratio(1)	Ratio of Expenses to Average Net Assets(2)	Total Return(3)

Accumulation units without early withdrawal charges:
2016	494	$27.58	$14	0.00%	1.77%	(0.65)%
2015	494	27.76	14	0.00	1.77	7.14
2014	494	25.91	13	0.00	1.77	11.30
2013	494	23.28	12	1.80	1.77	31.67
2012	494	17.68	9	0.06	1.77	11.90

Contracts in the annuitization period with early withdrawal charges:
2016	105	$30.11	$3	0.00%	1.40%	(0.30)%
2015	114	30.20	3	0.00	1.40	7.55
2014	125	28.08	4	1.80	1.40	11.69
2013	136	25.14	2	0.06	1.40	31.18
2012	148	19.02	2	0.00	1.40	12.28

Contracts in the annuitization period without early withdrawal charges:
2016	-	$28.27	$-	0.00%	1.65%	(0.53)%
2015	-	28.42	-	0.00	1.65	7.29
2014	-	26.49	-	0.00	1.65	11.40
2013	-	23.78	-	1.80	1.65	31.82
2012	-	18.04	-	0.06	1.65	12.05

International Growth
Accumulation units with early withdrawal charges:
2016	20,397	$15.88	$324	0.00%	1.60%	(8.37)%
2015	20,397	17.33	353	0.34	1.60	(3.45)
2014	20,486	17.95	368	0.00	1.60	(2.76)
2013	23,299	18.46	430	1.81	1.60	11.81
2012	30,476	16.51	503	1.58	1.60	13.71

Accumulation units without early withdrawal charges:
2016	123	$13.97	$2	0.00%	1.77%	(8.51)%
2015	123	15.27	2	0.34	1.77	(3.60)
2014	181	15.84	3	0.00	1.77	(2.88)
2013	181	16.31	3	1.81	1.77	11.56
2012	181	14.62	3	1.58	1.77	13.51

UBS Life Insurance Company USA Separate Account

Notes to Financial Statements (continued)

7. Financial Highlights - Unit Value (continued)

Division	Units	Unit Value	Net Assets (000s)	Investment Income Ratio(1)	Ratio of Expenses to Average Net Assets(2)	Total Return(3)

Contracts in the annuitization period with early withdrawal charges:
2016	-	$16.56	$-	0.00%	1.40%	(8.51)%
2015	-	18.03	-	0.34	1.40	(3.22)
2014	-	18.63	-	0.00	1.40	(2.56)
2013	45	19.12	1	1.81	1.40	12.01
2012	49	17.07	1	1.58	1.40	13.95

Contracts in the annuitization period without early withdrawal charges:
2016	229	$14.33	$3	0.00%	1.65%	(8.38)%
2015	276	15.64	4	0.34	1.65	(3.46)
2014	326	16.20	5	0.00	1.65	(2.82)
2013	377	16.67	6	1.81	1.65	11.73
2012	430	14.92	6	1.58	1.65	13.63

Balanced Wealth Strategy
Accumulation units with early withdrawal charges:
2016	6,751	$28.58	$193	2.06%	1.60%	3.03%
2015	7,328	27.74	203	2.27	1.60	0.04
2014	8,388	27.73	233	2.73	1.60	5.68
2013	8,571	26.24	225	2.45	1.60	14.64
2012	9,010	22.89	206	2.09	1.60	11.82

Accumulation units without early withdrawal charges:
2016	-	$27.60	$-	2.06%	1.77%	2.87%
2014	-	26.83	-	2.27	1.77	(0.15)
2014	-	26.87	-	2.73	1.77	5.50
2013	-	25.47	-	2.45	1.77	14.47
2012	-	22.25	-	2.09	1.77	11.58

Contracts in the annuitization period with early withdrawal charges:
2016	213	$29.80	$6	2.06%	1.40%	3.22%
2015	233	28.87	7	2.27	1.40	0.24
2014	254	28.80	7	2.73	1.40	5.88
2013	277	27.20	8	2.45	1.40	14.86
2012	301	23.68	7	2.09	1.40	12.02

UBS Life Insurance Company USA Separate Account

Notes to Financial Statements (continued)

Contracts in the annuitization period without early withdrawal charges:
2016	126	$28.32	$4	2.06%	1.65%	2.98%
2015	152	27.50	4	2.27	1.65	0.00
2014	179	27.50	5	2.73	1.65	5.61
2013	207	26.04	5	2.45	1.65	14.61
2012	236	22.72	5	2.09	1.65	11.76

Division	Units	Unit Value	Net Assets (000s)	Investment Income Ratio(1)	Ratio of Expenses to Average Net Assets(2)	Total Return(3)

Intermediate Bond
Accumulation units with early withdrawal charges:
2016	712	$17.91	$13	3.08%	1.60%	3.05%
2015	712	17.38	12	1.07	1.60	(1.59)
2014	17,504	17.66	309	3.49	1.60	4.81
2013	18,271	16.85	308	5.31	1.60	(3.71)
2012	28,560	17.50	500	4.25	1.60	4.35

Accumulation units without early withdrawal charges:
2016	69	$17.21	$1	3.08%	1.77%	2.87%
2015	69	16.73	1	1.07	1.77	(1.76)
2014	136	17.03	2	3.49	1.77	4.61
2013	136	16.28	2	5.31	1.77	(3.90)
2012	136	16.94	2	4.25	1.77	4.18

Contracts in the annuitization period with early withdrawal charges:
2016	-	$18.67	$-	3.08%	1.40%	3.72%
2015	-	18.00	-	1.07	1.40	(1.80)
2014	-	18.33	-	3.49	1.40	4.98
2013	-	17.46	-	5.31	1.40	(3.54)
2012	-	18.10	-	4.25	1.40	4.56

Contracts in the annuitization period without early withdrawal charges:
2016	387	$17.65	$7	3.08%	1.65%	2.98%
2015	466	17.14	8	1.07	1.65	(1.61)
2014	549	17.42	10	3.49	1.65	4.69
2013	636	16.64	11	5.31	1.65	(3.76)
2012	725	17.29	13	4.25	1.65	435

7. Financial Highlights - Unit Value (continued)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the  underlying  mutual  fund,  net  of  management  fees  assessed  by  the  fund  manager,  divided  by  the average net assets. For periods where contracts have not been outstanding for the entire year, average net assets have been calculated from the date operations commenced through the end of the reporting period. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the divisions invest.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For periods when contracts have not been outstanding for the entire year, total return amounts have not been annualized.

8. Subsequent Events

The Account recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Account is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and determined that no additional disclosures are required.